EXECUTIVE EMPLOYMENT AGREEMENT

         EMPLOYMENT AGREEMENT made this 25th day of May, 2001, by and between THEODORE B. SHAPIRO, an individual residing at 3505 So. Ocean Blvd.; Apt. 12S, Highland Beach, FL 33487 ("Executive") and THE SAGEMARK COMPANIES LTD., a New York corporation with its principal offices at 1285 Avenue of the Americas, 35th Floor, New York, New York 10019 (the "Company").

                              W I T N E S S E T H :

         WHEREAS, the Company desires to continue the services of Executive as its Chief Executive Officer pursuant to the terms of a written employment agreement; and

         WHEREAS, Executive is willing to accept such employment, all on and subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby unconditionally acknowledged, the parties hereto do hereby agree as follows:

         1. Employment. During the Term (hereinafter defined) of this Agreement, the Company hereby employs Executive as its President and Chief Executive Officer and Executive hereby agrees to accept such employment, upon and subject to the terms and conditions set forth in this Agreement.

         2.       Executive's Duties and Responsibilities.
                  ---------------------------------------

                  2.1. Executive will perform all of the services customarily associated with the position of President and Chief Executive Officer during the Term of this Agreement, subject to the policies established by the Board of Directors of the Company. Executive also agrees to perform such other services and assume such other responsibilities consistent with such positions as the Board of Directors of the Company may reasonably request of him from time to time during the Term hereof, which services may include, but shall not be limited to, serving as an officer and/or director of one or more of the Company's subsidiaries or affiliates (including Premier P.E.T. Imaging International, Inc. and Premier Cyclotron International Corp.), without additional compensation. At no time during the Term hereof will the Company change Executive's title or reduce or diminish Executive's aforementioned responsibilities.

                  2.2. Executive agrees to devote a substantial portion of his business time, attention and energy to the performance of his services under this Agreement during the Term hereof and shall perform such services diligently, in good faith and in a manner consistent with the best interests of the Company. Executive further agrees to use his best efforts at all times during the Term hereof to preserve, protect, enhance, and maintain the trade, business and goodwill of the Company and its subsidiaries.

                  2.3. Executive shall perform his services wherever his services are reasonably required. The Company acknowledges that Executive resides in Florida and will render his services from Florida and, when and to the extent reasonably required, from such other locations at which the Company or any of its subsidiaries or affiliates provide their services or otherwise conduct or engage in business. Executive will not be required to relocate his current residence at any time during the Term hereof.

                  2.4. During the Term of this Agreement, Executive shall provide the Company with notice of all proposed transactions or opportunities that may be brought to his attention or otherwise introduced to him in the positron emission tomography field promptly after the Executive's knowledge or receipt of notice thereof and the Company shall have the exclusive right as between the Company and Executive to take advantage or otherwise act upon any of such proposed transactions or opportunities.

         3.       Term.
                  ----

                  3.1. The term of this Agreement shall commence on May 25, 2001 and shall expire on May 24, 2006, subject to earlier termination as hereinafter provided in Paragraph 3.2 hereof (the "Term").

                  3.2. Pursuant to the provisions of Paragraph 3.1 above, the Term of this Agreement shall terminate on the earlier to occur of any of the following events:

                           (a)      The death of Executive;

                           (b)      The Permanent Disability (hereinafter
defined) of Executive as provided in Paragraph 6 hereof;

                           (c)      The failure and/or refusal of Executive to
perform the customary duties of his position and/or his services or other material obligations under this Agreement and/or any breach of any material representation, warranty or covenant of Executive under this Agreement; provided that Executive is given notice of such breach by the Company (with Executive not participating or voting with respect to any such notice if Executive is a Director of the Company) and fails to cure any such breach within thirty (30) days after such notice. Upon any determination by the Company's Board of Directors (excluding Executive) that there has been a breach of this Agreement by Executive, as aforesaid, the Company shall cause a special meeting of its board of directors to be called and held at a time mutually convenient to the Board and Executive, but in no event later than ten (10) business days after any such notice contemplated by this subsection. Executive shall have the right to appear before such special meeting with legal counsel of his choosing to refute any claim of breach specified in such notice and the termination of Executive's employment by reason thereof, and any termination of Executive's employment by reason of such notice shall not be effective until Executive is afforded such opportunity to appear at such special meeting;

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                           (d)      A final conviction of Executive for a felony
or other crime involving embezzlement, fraud or misappropriation of funds, in all of such instances to the extent such crimes involve the Company or its parent, subsidiaries or affiliated companies; or

                           (e)      The delivery of notice to the Company by
Executive of the termination of this Agreement for any breach or default by the Company of any of its material representations, warranties, obligations or covenants under this Agreement; provided that any such breach or default is not cured within thirty (30) days after the Company's receipt of such notice from Executive.

                  3.3. In the event that this Agreement is terminated by Executive pursuant to Section 3.2(e), the Company shall pay to Executive his Base Salary in twenty-four (24) equal monthly installments (the "Severance Compensation"), the first of which shall be payable on the 1st day of the first full month following any such termination.

                  3.4. Upon any termination of this Agreement pursuant to this Section, the Company shall pay to Executive any unpaid Base Salary accrued through the effective date of any such termination, the Severance Compensation and the Company shall pay any benefits, if any, owed to Executive under any plan or benefit program provided for pursuant to Section 5 hereof, which is in effect on the date of such termination. Except as provided above or elsewhere in this Agreement, the Company shall have no further liability hereunder (other than for reimbursement of reasonable business expenses incurred prior to the date of any such termination subject, however, to the provisions of Section 4.5 hereof.

         4. Compensation. In consideration of the performance of the Executive's services under this Agreement during the Term hereof, the Company shall pay Executive the following compensation:

                  4.1. An annual base salary of Two Hundred Thousand Dollars ($200,000) (the "Base Salary"), such salary to be paid to Executive in equal monthly installments (less all applicable withholding and other payroll tax deductions), in arrears, on the first day of each month during the Term hereof.

                  4.2. The Company shall also provide to Executive, in addition to the Base Salary and in further consideration of the performance of the services to be rendered by Executive under this Agreement, the following incentive compensation:

                           (a)      In each calendar year of the Term
thereafter, a bonus equal to five percent (5%) of the Net Pre-Tax Profits (hereinafter defined) of the Company in each such year (the "Bonus"). For the purpose of calculating the Bonus, the term "Net Pre-Tax Profits" shall mean the consolidated net pre-tax profits of the Company in each calendar year in which a Bonus is payable, as determined by the Company's independent certified public

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accountants or the Company's Chief Financial Officer applying generally accepted accounting principles consistently applied in each such year during the Term hereof.

                           (b)      The Bonus shall be payable to Executive
within thirty (30) days following the completion of the audited consolidated financial statements of the Company for each calendar year during the Term of this Agreement, but in any event, not later than May 1 of the calendar year immediately following the calendar year in which Executive is entitled to such Bonus (or within ten (10) days after the final resolution of any disagreement with respect to the calculation of Net Pre-Tax Profits pursuant to the terms of subsection 4.2(c) below, but only to the extent of that portion of the Bonus as to which there is any such disagreement). In the event of any termination of this Agreement prior to the expiration of the Term hereof and in calendar year 2006, the Company shall pay Executive (or his estate in the case of any earlier termination due to Executive's death) the Bonus (and deliver to Executive the Incentive Warrants, as hereinafter defined, if any) in a pro-rated amount based upon Net Pre-Tax Profits for the number of days in any such calendar year in which any such termination may occur (or through May 24, 2006 with respect to the last year of the Term hereof), such payment (and delivery of the Incentive Warrants) to be made not later than forty-five (45) days after any such termination or expiration (unless such termination results from an occurrence under Sections 3.2(c) or 3.2(d), in any of which instances, notwithstanding any provision of this Agreement to the contrary, the Company shall have no obligation to make any payment of a Bonus or deliver any Incentive Warrants to Executive).

                           (c)      The Company shall deliver to Executive with
each Bonus payment and with each delivery of an Incentive Warrant in each calendar year during the Term hereof, a report setting forth the calculation of Net Pre-Tax Profits. Unless Executive notifies the Company within thirty (30) days after receipt of said calculations of his disagreement therewith (which notice shall state with reasonable specificity the reasons for any such disagreement and the amounts in dispute), said calculations will be final, binding and conclusive on Executive. If there is a disagreement as to such calculations, and the disagreement cannot be resolved by the Company and the Executive within sixty (60) days following the delivery of such calculations, the Company will immediately pay Executive all undisputed amounts and the items in dispute may be submitted by either the Company or the Executive to arbitration pursuant to Section 10 hereof, and the determination of the arbitrators therein shall be final, binding and conclusive on the Company and the Executive. The fees, costs and expenses of such arbitration proceeding shall be allocated between the Company and the Executive as follows:

                                    (i)     If the Company or Executive submits
such calculations to arbitration, as aforesaid, and the arbitrators therein confirm the calculations of Net Pre-Tax Profits (within 5% thereof, plus or minus), the party which submitted such calculations to arbitration will pay all of the costs therefor; or

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                                    (ii)    If the Company or Executive submits
such calculations to arbitration, as aforesaid, and the arbitrators therein determine that the calculation of Net Pre-Tax Profits was understated by more than 5%, then the Company will pay all of the costs therefor; or

                                    (iii)   If the Company or Executive submits
such calculations to arbitration, as aforesaid, and the arbitrators therein determine that the calculation of Net Pre-Tax Profits was overstated by more than 5%, the Executive will pay all of the costs therefor.

                           (d)      Executive shall have the right, at
Executive's sole expense, upon reasonable advance notice and during normal business hours at the Company's offices, to examine and copy the books and records of the Company relating to the calculation of Net Pre-Tax Profits.

                  4.3. The Company shall also provide to Tara Capital, Inc. ("Tara"), Executive's designee, in addition to the Base Salary and Bonus, and in further consideration of the performance of the services to be rendered by Executive under this Agreement, five year common stock purchase warrants, each of such warrants to provide for the purchase of fifteen thousand (15,000) shares of the common stock of the Company (the "Sagemark Common Stock") at an exercise price equal to the closing price of the Sagemark Common Stock on the securities market or exchange on which the Sagemark Common Stock is then trading (the "Market Value") on the date Tara is entitled to receive the same or, if the Sagemark Common Stock is not then trading on a securities market or exchange, at the fair market value thereof on the date of issuance as determined by the Company's Board of Directors (the "Incentive Warrant" or collectively, the "Incentive Warrants"). Tara shall receive an Incentive Warrant for each One Million Dollars ($1,000,000) of Net Pre-Tax Profits in each calendar year during the Term hereof, up to a maximum of five (5) Incentive Warrants in each such year. Notwithstanding the foregoing, for purposes of calculating Net Pre-Tax Profits, when determining the number of Incentive Warrants to which Tara is entitled hereunder, the Company will deduct from the Net Pre-Tax Profits the amount of Net Pre-Tax Profits, if any, in the calendar year immediately prior to the calendar year in which the determination of Net Pre-Tax Profits is made hereunder (for example, if the Company had Net Pre-Tax Profits of $1,000,000 in the second calendar year of the Term hereof, the Company will deduct $1,000,000 when determining the amount of Net Pre-Tax Profits in the third calendar year of the Term hereof).

                  4.4. As an inducement to Executive entering into this Agreement, the Company will deliver to Tara, within ten (10) days of the date hereof, a warrant to purchase up to 100,000 shares of Sagemark Common Stock (the "Signing Bonus Warrant"). The Signing Bonus Warrant will provide that Tara's right to acquire such Sagemark Common Shares shall vest at the rate of 33,334 shares of the Sagemark Common Stock upon the execution of this Agreement, 33,333 shares of the Sagemark Common Stock on May 24, 2002 and 33,333 of the Sagemark Common Stock on May 24, 2003, provided that Executive is still then employed by the Company, that the exercise price of such warrant shall be the Market Value

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of the Sagemark Common Stock on the date of this Agreement and Tara shall have the right to exercise such warrant with respect to each installment of such shares for a period of five (5) years from the date of vesting of such shares of Sagemark Common Stock, as aforesaid. Notwithstanding the foregoing, in the event that this Agreement is terminated by Executive pursuant to Section 3.2(e) or if the Company sells all or substantially all of its assets or all of its outstanding shares of capital stock, Tara's right to purchase all then unvested shares of Sagemark Common Stock under the Signing Bonus Warrant shall vest effective upon the date of any such termination or sale. In addition, the Incentive Warrants and the Signing Bonus Warrant and Incentive Warrants shall also grant Tara one demand registration right with respect to the vested shares of Sagemark Common Stock underlying such warrants and "piggy-back" registration rights with respect thereto.

                  4.5. The Company shall, in addition to the Base Salary, Bonus, the Incentive Warrants and Signing Bonus Warrant, reimburse Executive for all ordinary and necessary out-of-pocket expenses incurred by him in the performance of his services under this Agreement, subject to and upon receipt by the Company of invoices or other documentation in support thereof. Such expenses for which Executive shall be entitled to reimbursement shall include, but not be limited to, travel, entertainment and lodging expenses.

                  4.6. The Board of Directors of the Company (excluding, for these purposes, Executive) may grant or award to Executive any other performance or merit bonus or incentive compensation during the Term hereof (whether in cash or securities) that it may determine is appropriate, if any.

         5.       Executive Benefits.
                  ------------------

                  (a) In addition to the Base Salary, Bonus, Incentive Warrants and Signing Bonus Warrant, Executive shall be entitled to participate in all benefit programs established by the Company during the Term hereof for its executive officers, including, without limitation, any retirement, pension, profit sharing, insurance, hospitalization, disability or other employee benefit plan of any type (including, without limitation, any incentive, profit sharing, bonus or stock option plan) which may hereafter be adopted by the Company, it being understood that Executive shall have the same rights and privileges to participate in such Company (including its subsidiaries) benefit plans as any other officer or executive employee of the Company or any of its subsidiaries.

                  (b) During each month during the Term hereof, the Company will pay Executive a life and health insurance and automobile allowance in the amount of $2,000 per month, such allowance to be payable on the first day of each such month, in advance.

         6. Disability. Notwithstanding anything to the contrary contained in this Agreement if, during the Term hereof, Executive suffers a Permanent Disability (hereinafter defined), the Company shall continue to pay Executive the compensation provided for in Sections 4.1, 4.2 and 4.3 hereof during the period of such disability, provided, however, that in the event Executive is so disabled for a period of one-hundred-eighty (180) days in any 12 month period (the "Disability Period"), the Company may, at its election, by a vote of its

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Board of Directors within ninety (90) days from the end of the Disability
Period, terminate this Agreement. In the event of such termination, payment of the Executive's Base Salary and fringe benefits shall be continued for a period of 12 months from such termination. The term "Permanent Disability" shall mean the complete inability of Executive to perform his duties under this Agreement as determined by an independent physician selected with the approval of the Company and Executive. Except as provided above or elsewhere in this Agreement, the Company shall have no further liability hereunder (other than for reimbursement of reasonable business expenses incurred by Executive prior to the date of any such termination subject, however, to the provisions of Section 4.5 hereof).

         7. Confidentiality and Non-Disclosure Covenant. During the Term of this Agreement, Executive hereby acknowledges that he may obtain and be entrusted with unpublished and material confidential and proprietary information relating to the Company's present and proposed business and operations including, without limitation, financial information relating to the Company's present and proposed business and operations, the cost and pricing of the Company's services, proposed acquisitions of the Company, and the terms of all material agreements to which the Company is a party. All of such information that may be obtained by Executive shall, for purposes hereof, be referred to herein as "Confidential Information". Executive hereby agrees that, unless the Confidential Information becomes publicly known through legitimate origin not involving any improper act or omission of Executive, neither he, nor any entity or person owned or controlled directly or indirectly by him, shall, during the Term of this Agreement or thereafter, use for his own benefit or for the benefit of others for any purpose and in any manner whatsoever, divulge to any person, firm, corporation or other entity or otherwise publish or disclose any Confidential Information (except as necessary in connection with the performance of Executive's services under this Agreement). This provision shall survive the expiration or termination of this Agreement. Notwithstanding the foregoing, Executive shall not be in breach of this covenant with respect to any use or disclosure of any Confidential Information by him which is or becomes available in the public domain or is required as a result of any legal process served upon him in any judicial or administrative proceeding or was obtained by Executive from a third party without such third party's breach of agreement or obligation of trust or which does not have a material adverse effect on the Company.

         8.       Non-Competition; Non-Solicitation.

                  8.1. Executive acknowledges and recognizes the highly competitive nature of the business and proposed business of the Company and hereby agrees that, during the Term hereof and for a period of two years after the expiration or any earlier termination of the Term of this Agreement (other than any such earlier termination by Executive pursuant to the provisions of
Section 3.2(e) hereof) (such period to be referred to hereinafter as the "Applicable Period"), he will not, directly or indirectly, on his own behalf or in the service of or on behalf of others, whether as an officer, director, stockholder, partner, trustee, principal, employee, consultant, agent, or owner of any capital stock, partnership interest or other interest in any corporation,

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partnership or other entity, or in any other capacity, own an interest in, perform any services or conduct any activity for or on behalf of any entity which is engaged in a business which is the same or substantially similar to or is or would be in any way competitive with the business of the Company and which is located or provides services to customers within an area consisting of the greater of a one hundred (100) mile radius of any facility which is owned and/or operated, in whole or in part, by the Company (for these purposes to include any parent, subsidiary or affiliate thereof) (a "Facility") or any county in which there is a Facility, or for any such entity which may own or operate such facility which is located outside any such area but which nevertheless may be reasonably deemed by the Company to be in competition with any business engaged in by the Company which is located within such area (a "Precluded Business Activity"). Executive acknowledges that, due to the nature of the Company's business, it is essential to provide for as broad a geographical limitation as possible with respect to the aforementioned covenant inasmuch as the Company will make substantial capital investments and commitments for each of its aforementioned facilities. Without limiting the generality of the foregoing, it is expressly understood and agreed that although Executive and the Company consider the restrictions contained in this Section 8.1 to be reasonable, the Executive agrees that in the event it is finally judicially determined by a court of competent jurisdiction that the specified time period or geographical area or scope of the foregoing restriction is unreasonable, arbitrary, or against public policy, contrary to law, invalid and unenforceable, the remaining provisions of this Agreement (including the remaining provisions of this Section) shall not be rendered void, shall not be affected thereby and shall remain in full force and effect and the provisions hereof which are the subject of any such judicial determination shall be deemed amended to apply to any such lesser time period, geographical area, or scope which is judicially determined or indicated to be reasonable, non-arbitrary and not violative of public policy, not contrary to law, invalid and/or unenforceable and such provisions, as modified, may be enforced by the Company against the Executive in accordance with the Terms hereof. Notwithstanding the foregoing, nothing contained in this
Section is intended to nor shall preclude (i) the ownership by Executive of not more than five (5%) percent of the outstanding securities of any publicly owned corporation or other entity engaged in a Precluded Business Activity, provided that such ownership is solely for investment purposes and is not coupled with any working relationship between Executive and such corporation or entity, or
(ii) the ownership and/or operation of any medical diagnostic imaging entity or facility which utilizes imaging modalities other than positron emission tomography or a cyclotron or other devices utilized for the production of radio-nuclides.

                  8.2. Executive will not, at any time during or after the Term hereof, directly or indirectly, (i) solicit the business of any client or customer of the Company for purposes of utilizing positron emission tomography procedures or a cyclotron or other devices utilized for the production of radio-nuclides, or (ii) solicit, interfere with, or endeavor either to cause any employee, agent, customer or supplier of the Company (including, for purposes of this Section, the Company's subsidiaries and affiliates) to leave his or her employment with the Company, or terminate its relationship with the Company, or
(iii) induce or attempt to induce any such employee, agent, customer or supplier to breach any employment agreement or other agreement or arrangement that such employee, agent, customer or supplier may have with the Company.

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

                  8.3. Executive hereby acknowledges that the provisions of
Section 7 and of this Section 8 are necessary for the protection of the Company's business and goodwill and are considered by Executive to be fair and reasonable. Executive further acknowledges that he has fully and carefully reviewed, considered and understands all of the restrictions imposed upon him under Section 7 and this Section 8. Accordingly, Executive hereby acknowledges and agrees that in the event of any actual or threatened breach of the provisions of Section 7 and/or this Section 8, there will be no adequate remedy at law for any such breach or threatened breach and that any such breach or threatened breach may cause irreparable harm to the Company and, therefore, Executive hereby consents in any such instance to the granting of injunctive or other equitable relief to the Company, as a non-exclusive remedy, in any court of competent jurisdiction, without the necessity of showing any actual damage or that monetary damages would not provide an adequate remedy at a law or posting a bond thereof.

         9. Representations and Warranties. The Company and Executive hereby represent and warrant to each other as follows:

                  9.1. All action on the part of the Company and Executive necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, has been taken and this Agreement constitutes a valid and legally binding obligation of the Company and Executive, as applicable, , enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by general principles of equity.

                  9.2. The authorization, execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under any provision of any instrument, judgment, order, writ, decree or agreement to which the Company or Executive, as applicable, is a party or by which it or he is bound.

                  9.3. There is no action, suit, proceeding, or investigation pending, or to the knowledge of the Company or Executive, as applicable, , currently threatened against the Company or Executive, as applicable, in any way relating to the validity of this Agreement or the right of the Company or Executive, as applicable, to enter into or to consummate this Agreement and the transactions contemplated hereby.

         10. Arbitration. All disputes, controversies and differences between the parties hereto arising under this Agreement which the parties hereto are unable to settle amicably shall be resolved in New York, New York, by binding arbitration in accordance with the Rules then in force of the American Arbitration Association. The arbitration shall be held before three arbitrators one of which shall be selected by each of Executive and the Company and one of which shall be selected by the other two arbitrators, and the decision of such arbitrators shall be deemed to be final, and judgment upon any award or decision

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rendered thereby may be entered in any court, domestic or foreign, having jurisdiction thereof.

         11.      Miscellaneous.
                  -------------

                  11.1. This Agreement constitutes the sole and entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, between the parties hereto with respect to the subject matter hereof (other than any prior Resolution of the Company's Board of Directors approving the issuance to Executive of warrants to purchase shares of the Company's Common Stock). This Agreement may not be changed or modified except by an instrument in writing signed by the party to be bound thereby.

                  11.2. All notices, consents, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and delivered personally, receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties hereto as follows (or to such other address and/or to such other persons as either of the parties hereto shall specify by notice given in accordance with this provision):

                           (a)      If to the Company:

                                    The Sagemark Companies Ltd.
                                    1285 Avenue of the Americas, 35th Floor
                                    New York, New York 10019
                                    Attn: Mr. George Mahoney

                                    with a copy to:

                                    Robert L. Blessey, Esq.
                                    51 Lyon Ridge Road
                                    Katonah, New York 10536

                           (b)      If to Executive:

                                    Theodore B. Shapiro
                                    3505 So. Ocean Blvd.; Apt. 12S
                                    Highland Beach, FL 33487

         Except as otherwise expressly provided elsewhere in this Agreement, all such notices, consents, requests, demands and other communications shall be deemed given when personally delivered as aforesaid, or, if mailed as aforesaid,

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on the third business day after the mailing thereof or on the day actually received, if earlier, except for a notice of a change of address which shall be effective only upon receipt.

                  11.3. Neither party hereto may assign this Agreement or their respective rights, benefits or obligations hereunder without the written consent of the other party hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, administrators, executors and permitted assigns. Nothing contained herein is intended to confer upon any person or entity, other than the parties hereto, and their respective successors, heirs, personal representatives, administrators, executors or permitted assigns, any rights, benefits, obligations, remedies or liabilities under or by reason of this Agreement.

                  11.4. No waiver of this Agreement shall be effective unless in writing and signed by the party to be bound thereby. The waiver by either party hereto of a breach of any provision of this Agreement, or of any representation, warranty, or covenant in this Agreement by the other party hereto shall not be construed as a waiver of any subsequent breach or of any other provision, representation, warranty, or covenant of such other party, unless the instrument of waiver expressly so provides.

                  11.5. Except as otherwise provided elsewhere in this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. By his execution hereof, Executive hereby consents and irrevocably submits to the in personam jurisdiction of the American Arbitration Association tribunal located in the City, County and State of New York and agrees that any process in any action commenced in such tribunal under this Agreement may be served upon him personally, by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same full force and effect as if personally served upon him in New York City. Each of the parties hereto hereby waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereto. In the event of any action or proceeding under this Agreement, the party prevailing therein shall be entitled to payment from the other party hereto of all of its costs in connection therewith, including its counsel fees and disbursements.

                  11.6. The parties hereto hereby agree that, at any time and from time to time during the Term hereof, upon the reasonable request of the other party hereto, they shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required to more effectively consummate this Agreement and the transactions contemplated thereby or to confirm or otherwise effectuate the provisions of this Agreement.

                  11.7. If any term or provision of this Agreement, or the application thereof to any person or circumstance, is finally determined by a court or arbitration tribunal to any extent to be illegal, invalid or

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unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held illegal, invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted hereunder and by law.

                  11.8. During and after the Term of this Agreement, the Company shall defend, indemnify and hold Executive harmless from any claims, causes of action, liabilities, damages, costs or expenses incurred by Executive based upon or in connection with the performance of his services under this Agreement to the fullest extent permitted by the laws of the State of Delaware and of the Certificate of Incorporation and By-Laws of the Company. This provision will survive the expiration or termination of the Term of this Agreement. In addition, the Company shall enter into an indemnity agreement with Executive providing for additional indemnification rights in favor of Executive no later than thirty (30) days after the date of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the year and date first above written.

WITNESS:                            THE SAGEMARK COMPANIES LTD.


________________________            By: /s/ EDWARD D. BRIGHT
                                       -----------------------------------------
________________________               Edward D. Bright
Print Name                             Chairman of the Board


WITNESS:
                                    /s/ THEODORE B. SHAPIRO
________________________            -----------------------------------------
                                    Theodore B. Shapiro
________________________
Print Name

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